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                                                                 EXHIBIT 10.20

                 Form of Promissory Notes Outstanding (Form G)



               Date                  Amount           Interest Rate
               ----------------------------------------------------
               10/20/97              30,000                7.5%
               ----------------------------------------------------
               11/07/97             100,000                8.5%
               ----------------------------------------------------
                5/21/97             250,000          prime plus 1%
               ----------------------------------------------------



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                           WORLD WIDE WIRELESS, INC.
          7.5% Convertible Bridge Promissory Note Due April 30, 1998


$30,000                                                       October 20, 1997


         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE
UNLESS: (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS COVERS THE PROPOSED TRANSFER; (2) THE HOLDER HAS NOTIFIED THE COMPANY OF THE PROPOSED TRANSFER AND, IF REQUESTED BY THE COMPANY, THE HOLDER HAS FURNISHED THE COMPANY WITH AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED TRANSFER WILL NOT REQUIRE REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE SECURITIES LAWS; OR (3) THE NOTE IS SOLD PURSUANT TO RULE 144 OR ANOTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND UNDER AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS.

         WORLDWIDE WIRELESS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Maker"), its successors and assigns, for value received/in consideration of a loan to Company's wholly-owned subsidiary, New England Wireless Inc., the benefit and value of which is acknowledged by the Maker to insure to the Maker, hereby promises to pay to _______________________ ("Holder"), or its successors and assigns, in lawful money of the United States of American, the principal sum of Thirty Thousand Dollars ($30,000), together with interest as provided below. The principal sum hereof shall be due and payable on the first to occur of: (i) ten (10) business days after receipt of payment by the Company pursuant to an offering of its common stock registered under the Securities Act of 1933 (a "Public Offering"), or (ii) April 30, 1998. This Note shall bear interest (determined on the basis of a 365 day year) from the date hereof at 7.5%.

         Payments shall be deemed made when received by the Holder at 69-10B, 215th St., Bayside, NY 11364, or at such other place as Holder may designate in writing from time to time.

         In the event of Maker's default in any obligation of Maker expressed in this Note or in any instrument securing this Note, which default is not cured within fifteen (15) days of written notice of such default given to Maker by the Holder hereof, the Holder may, at the Holder's sole option, declare the unpaid principal and all accrued and unpaid interest due under this Note immediately due and payable. Maker agrees to pay all costs for the collection of this Note, including reasonable attorneys' fees, and to pay interest on all amounts not paid when due (pursuant to the terms hereof, by acceleration or otherwise), at the greater of twelve percent (12%) per annum or at the rate specified in the first paragraph of this Note plus two percent (2%) until such amounts are paid in full.

         Each party who is, or may become, liable on this Note in any capacity, hereby waives presentment, demand, notice of dishonor and protest, notice of extensions, modifications or alterations of the date or terms of payment hereof, right to trial by jury, and all surety defenses in the nature thereof and further consents to all extensions or modifications of the due date and terms of payment of this Note. No delay

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or omission on the part of the Holder shall operate as a waiver of such right or of any other right of such party, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or a waiver of the same or any other right on any future occasion.

         This Note may be prepaid in whole or in part at any time without penalty. Any sums paid before the due date thereof shall not postpone or delay the due date of any payment subsequently due.

         This Note shall be construed in accordance with and governed by the laws of the State of New York. Any action arising out of this Note shall be subject to the jurisdiction and venue of the courts of the State of New York in Queens County and the U.S. District Court for the District of New York, with respect to which each party hereby consents.

         IN WITNESS WHEREOF, the Maker has executed this Note on the date written above.

IN PRESENCE OF:                                WORLDWIDE WIRELESS, INC.

                                        By:
----------------------------               ------------------------------------
Witness                                     Scott A. Wendel
                                            Chief Executive Officer






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